                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                    ----------------------------------


                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):    December 28, 1998
                                                         --------------------




                       Toyota Auto Lease Trust 1998-C
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)





    California                   333-65067                    33-0755530
-------------------           ----------------            -------------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)              Identification No.)
   incorporation)




        c/o Toyota Motor Credit Corp.
         19001 South Western Avenue
            Torrance, California                                 90509
----------------------------------------------            -------------------
   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (310) 787-1310
                                                          -------------------


                          Exhibit Index is on Page 2

Item 5.  Other Events
         ------------

On December 28, 1998, interest collected during the preceding calendar month, as provided for in the 1998-C Securitization Trust Agreement dated as of December 1, 1998 between Toyota Leasing, Inc. ("TLI"), as "Transferor", and U.S. Bank National Association ("USBNA"), as "Trustee", and the 1998-C SUBI Supplement to the Amended and Restated Trust and Servicing Agreement, dated December 1, 1998, among TMTT, Inc., as "Titling Trustee", Toyota Motor Credit Corporation ("TMCC"), as "Servicer", and USBNA, as "Trust Agent" (the "Agreements"), was allocated to the holders of certificates representing undivided fractional interests in the Toyota Auto Lease Trust 1998-C (the "Certificateholders"). In accordance with the Agreements, the Servicer's Certificate, as defined in the Agreements, was furnished to the Trustee for the benefit of the Certificateholders and was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate for the month of November 1998 is filed as Exhibit 20 to this Current Report on Form 8-K.

The Toyota Auto Lease Trust 1998-C issued and publicly offered three classes of securities covered by Registration Statement No. 333-65067 (declared effective November 18, 1998) $189,000,000 Adjustable Rate Auto Lease Asset Backed Certificates, Class A-1, $424,500,000 Adjustable Rate Auto Lease Asset Backed Certificates, Class A-2 and $72,800,000 Adjustable Rate Auto Lease Asset Backed Certificates, Class A-3. The net proceeds from the sale of the Class A Certificates (i.e., the proceeds of the public offering of the Class A Certificates minus expenses relating thereto) were applied by the Transferor to purchase the SUBI Certificate and to make the initial deposit into the Reserve Fund. The aggregate offering prices of the Class A-1, Class A-2 and Class A-3 Certificates, expenses incurred and underwriting discounts, fees and commissions paid by the issuer through the date hereof (all of which were paid to unaffiliated third party service providers) are all as disclosed in the related Prospectus and Registration Statement.

Subject to the terms and conditions of the Underwriting Agreement, on December 3, 1998, TLI sold the Class A Certificates to Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Inc., (together with Credit Suisse First Boston Corporation, the managing underwriters), Bear, Stearns & Co. Inc., Goldman, Sachs & Co., Lehman Brothers Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Inc., NationsBanc Montgomery Securities LLC, and Salomon Smith Barney Inc. The offering has terminated and all of the Class A Certificates have been sold.


Item 7(c).  Exhibits

            Exhibit Number    Description
            --------------    -----------

                  20          Servicer's Certificate for the month of
                              November, 1998.

                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            TOYOTA AUTO LEASE TRUST 1998-C

                            BY:  TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER


Date:  February 5, 1999    By:               /S/ GEORGE E. BORST
       ----------------            ------------------------------------------
                                                 George E. Borst
                                              Senior Vice President
                                               and General Manager































                                      -3-